UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: 811-23166

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
 (Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654
(Address of principal executive offices) (Zip code)

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654
 (Name and address of agent for service)

(312)832-1440
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Schedule of Investments.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc	Schedule of Investments
March 31, 2018 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
ASSET BACKED OBLIGATIONS - 7.29%(a)
2,781,250	Blackbird Capital Aircraft(b)(c)	5.68%	12/16/2041	$2,775,268
1,736,875	Coinstar Funding, LLC(b)	5.22%	4/25/2047	1,785,961
3,000,000	InSite Issuer LLC(b)	6.41%	11/15/2046	3,030,946
2,781,250	Labrador Aviation Finance Limited(b)	5.68%	1/15/2042	2,780,302
5,682,561	Morgan Stanley Capital Inc (1 Month LIBOR USD + 0.20%)(b)(c)	2.07%	5/25/2037	4,014,001
500,000	Sapphire Aviation Finance	5.93%	12/15/2040	503,729
1,000,000	SOFI Consumer Loan Program Trust(b)(d)	4.73%	1/26/2026	1,035,804

TOTAL ASSET BACKED OBLIGATIONS
(Cost $15,947,676)				15,926,011

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 8.05%(a)
39,541	Capital Southwest Corp	5.95%	12/15/2022	1,004,342
8,857	Hercules Capital, Inc.	6.25%	7/30/2024	223,817
67,295	KCAP Financial Inc	6.13%	9/30/2022	1,693,142
14,087	MVC Capital Corp	6.25%	11/30/2022	355,274
230,209	Oxford Square Capital Corp	6.50%	3/30/2024	5,916,371
19,165	Saratoga Investment Corp	6.75%	12/30/2023	495,415
30,193	Stellus Capital Investment Corporation	5.75%	9/15/2022	759,354
160,200	THL Credit, Inc.	6.75%	12/30/2022	4,101,120
789	THL Credit, Inc.	6.75%	11/15/2021	19,899
42,890	Triangle Capital Corp	6.38%	12/15/2022	1,079,541
13,819	Triangle Capital Corp	6.38%	3/15/2022	347,824
41,359	TriplePoint Venture Growth BDC Corp	5.75%	7/15/2022	1,038,938

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $16,754,429)				17,035,037

Shares/Description				Value
CLOSED-END FUNDS - 22.47%(a)
570,511	BlackRock Corporate High Yield Fund, Inc.			6,041,711
387,576	BlackRock Credit Allocation Income Trust			4,910,588
341,944	BradywineGlobal Global Income Opportunities Fund, Inc.			4,407,658
15,161	Corporate Capital Trust, Inc.			256,221
294,126	Eaton Vance Limited Duration Income Fund			3,829,521
22,331	Eaton Vance Senior Income Trust			152,074
76,194	FS Investment Corporation			552,406
446,382	Invesco Senior Income Trust			1,964,081
88,152	NexPoint Credit Strategies Fund			2,025,733
105,694	Nuveen AMT-Free Quality Municipal Income Fund			1,374,022
517,060	Nuveen Credit Strategies Income Fund			4,105,456
5,402	Nuveen Mortgage Opportunity Term Fund			128,298
72,166	Nuveen Quality Municipal Income Fund			948,261
160,041	Prudential Global Short Duration High Yield Fund			2,221,369
44,469	Templeton Emerging Markets Income Fund			502,500
290,734	Wells Fargo Income Opportunities Fund			2,337,501
229,696	Western Asset Emerging Markets Debt Fund Inc.			3,337,483
336,690	Western Asset Global High Income Fund Inc.			3,168,253
1,097,928	Western Asset Global High Income Opportunity Fund Inc.			5,281,034

TOTAL CLOSED-END FUNDS
(Cost $48,569,581)				47,544,170

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 67.54%(a)
	Bank of America Alternative Loan Trust
2,422,696	Series 2004-12	6.00%	1/25/2035	$2,463,310
	Banc of America Funding Corporation
2,726,833	Series 2006-D(d)	3.34%	5/20/2036	2,431,683
	Banc of America Mortgage Securities Inc.
3,028,783	Series 2007-3	6.00%	9/25/2037	2,945,988
	BB-UBS Trust
500,000	Series 2012 - TFT(b)(d)	3.68%	6/7/2030	454,157
	BCAP LLC Trust
2,581,117	Series 2011-RR4(b)(d)	5.99%	8/26/2037	2,531,640
2,426,203	Series 2011-RR4(b)(d)	5.99%	8/26/2037	2,376,432
	Bear Stearns Alt-A Trust
2,625,041	Series 2005-10(d)	3.48%	1/25/2036	2,478,436
	Bear Stearns Adjustable Rate Mortgage Trust
2,208,125	Series 2006-2(d)	3.72%	7/25/2036	2,207,213
	Chase Mortgage Finance Corporation
3,998,182	Series 2007-S4 (1 Month LIBOR USD + 0.60%)	2.47%	6/25/2037	2,385,423
	ChaseFlex Trust
3,325,846	Series 2007-1	6.50%	2/25/2037	2,565,988
	CIM Trust
3,720,000	Series 2017-3RR-B2(b)	12.40%	1/29/2057	4,040,387
	Citigroup Mortgage Loan Trust Inc.
171,000	Series 2015-GC27 D(b)(d)	4.43%	2/12/2048	145,716
2,859,126	Series 2005-5(d)	3.48%	10/25/2035	2,245,578
2,283,081	Series 2007-AR5(d)	4.10%	4/25/2037	2,168,842
399,000	Series 2016-GC36 D(b)	2.85%	2/10/2049	307,269
	Commercial Mortgage Trust
500,000	Series 2012-CR4(b)(d)	4.57%	10/17/2045	295,563
537,000	Series 2012-CR4(b)(d)	4.57%	10/17/2045	154,849
500,000	Series 2013-LC13(b)(d)	5.09%	8/10/2046	487,637
	Countrywide Alternative Loan Trust
1,205,996	Series 2005-48T1 `	5.50%	11/25/2035	1,101,755
2,114,490	Series 2005-63(d)	3.44%	12/25/2035	1,952,630
4,049,311	Series 2005-64CB	5.50%	12/25/2035	3,617,615
1,608,443	Series 2006-26CB	6.50%	9/25/2036	1,360,036
4,558,081	Series 2006-32CB	6.00%	11/25/2036	4,035,865
3,393,020	Series 2007-14T2	6.00%	7/25/2037	2,600,190
3,532,750	Series 2007-2CB	5.75%	3/25/2037	3,158,494
2,822,797	Series 2007-16CB	6.25%	8/25/2037	2,479,068
	Countrywide Home Loans
2,670,293	Series 2005-HYB1 (1 Month LIBOR USD + 0.30%)(c)	2.17%	3/25/2035	2,505,517
3,339,347	Series 2007-9	5.75%	7/25/2037	3,085,025
2,680,035	Series 2007-HYB1(d)	3.19%	3/25/2037	2,474,707
	Credit Suisse First Boston Mortgage Securities Corp.
2,043,351	Series 2005-9	5.50%	10/25/2035	1,908,213
	Credit Suisse Mortgage Trust
2,615,396	Series 2006-7	6.75%	8/25/2036	2,357,876
2,541,524	Series 2007-1	6.00%	2/25/2037	2,314,482
569,000	Series 2017-PFHP (1 Month LIBOR USD + 6.15%) (b)	7.93%	12/16/2030	557,631
	First Horizon Alternative Mortgage Securities Trust
1,090,122	Series 2005-AA8(d)	3.37%	10/25/2035	1,013,161
	FREMF Mortgage Trust
329,859	Series 2016-KF22 (1 Month LIBOR USD + 5.05%)(b)	6.72%	7/25/2023	351,631
	GMAC Commercial Mortgage Securities Inc.
500,000	Series 2004-C3(b)(d)	5.14%	12/10/2041	490,255

Principal Amount/Description		Rate	Maturity	Value
	Greenpoint Mortgage Securites Trust
4,774,692	Series 2007-AR2 (1 Month LIBOR USD + 0.24%)(c)	2.11%	4/25/2047	$4,454,752
	GS Mortgage Securities Trust
500,000	Series 2013-GC13(b)(d)	4.09%	7/12/2046	460,102
604,000	Series 2014-GC26(b)(d)	4.51%	11/13/2047	526,340
500,000	Series 2015-GC28(b)(d)	4.33%	2/12/2048	400,263
	Harborview Mortgage Loan Trust
2,143,555	Series 2004-2 (1 Month LIBOR USD + 0.52%)(c)	2.33%	6/19/2034	2,114,095
	IndyMac INDX Mortgage Loan Trust
1,878,818	Series 2004-AR4(d)	3.59%	8/25/2034	1,865,390
3,776,729	Series 2007-FLX6 (1 Month LIBOR USD + 0.25%)(c)	2.12%	9/25/2037	3,631,895
	JP Morgan Chase Commercial Mortgage Securities Corp.
499,000	Series 2006-LDP9	5.34%	5/15/2047	497,747
100,413	Series 2007-LDP10(d)	5.46%	1/15/2049	100,309
310,823	Series 2007-C1(d)	5.75%	2/15/2051	310,216
500,000	Series 2016-WIKI(b)(d)	4.14%	10/5/2031	487,199
500,000	Series 2016-WPT(1 Month LIBOR USD + 5.00%)(b)(c)	6.78%	10/17/2033	505,315
	JPMBB Commercial Mortgage Securities Trust
9,475,000	Series 2013-C14(b)(d)(e)	0.97%	8/17/2046	443,020
500,000	Series 2013-C15(b)(d)	5.08%	11/17/2045	486,070
1,000,000	Series 2013-C17(b)(d)	3.87%	1/16/2047	746,812
632,000	Series 2015-C27(b)(d)	3.84%	2/15/2048	507,653
549,000	Series 2015-JP1(b)(d)	4.74%	1/15/2049	386,753
	Luminent Mortgage Trust
3,263,773	Series 06-3-11A1 (1 Month LIBOR USD + 0.20%)(c)	2.07%	5/25/2036	3,240,718
2,975,660	Series 06-3-12A1 (1 Month LIBOR USD + 0.21%)(c)	2.08%	5/25/2036	2,665,795
	Morgan Stanley BAML Trust
656,000	Series 2015-C20(b)	3.07%	2/15/2048	507,671
	New Century Home Equity Loan Trust
3,187,400	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%)(c)	2.05%	5/25/2036	2,991,210
	Nomura Asset Acceptance Corporation
2,616,589	Series 2005-AP3(c)	5.19%	8/25/2035	1,818,762
	PR Mortgage Loan Trust
2,860,935	Series 2014-1(b)(d)	5.91%	10/25/2049	2,835,106
	Residential Accredit Loans, Inc.
5,292,664	Series 2006-QO5 (1 Month LIBOR USD + 0.19%)(c)	2.06%	5/25/2046	4,671,059
2,687,160	Series 2007-QA5(d)	5.75%	9/25/2037	2,444,284
	Residential Asset Securitization Trust
3,063,435	Series 2005-A15	5.75%	2/25/2036	2,400,245
2,987,734	Series 2007-A5	6.00%	5/25/2037	2,647,080
	Residential Funding Mortgage Securities I Trust
1,805,428	Series 2005-SA2(d)	3.74%	6/25/2035	1,614,083
3,709,653	Series 2006-S8	6.00%	9/25/2036	3,535,071
	RMAT
1,555,087	Series 2015-PR2(b)	8.85%	11/25/2035	1,498,884
	Structured Adjustable Rate Mortgage Loan Trust
2,313,068	Series 2005-22(d)	3.73%	12/25/2035	2,226,745
3,203,706	Series 2007-08(d)	3.83%	9/25/2037	3,528,565
	Structured Asset Mortgage Investments Inc.
993,710	Series 2005-AR7 (12 Month US Treasury Average + 1.05%)	2.33%	3/25/2046	953,119
	UBS-Barclays Commercial Mortgage Trust
500,000	Series 2013-C5(b)(d)	4.08%	3/12/2046	375,629
	Wachovia Bank Commercial Mortgage Trust
74,027	Series 2006-C26(d)	6.00%	6/15/2045	74,221
262,357	Series 2007-C30(d)	5.41%	12/15/2043	265,372
	Washington Mutual Mortgage Pass-Through Certificates Trust
2,268,411	Series 2005-8	5.50%	10/25/2035	2,183,832
2,135,912	Series 2006-AR6(d)	3.32%	8/25/2036	2,070,723
2,899,048	Series 2006-AR10(d)	3.34%	8/25/2046	2,817,535
1,792,950	Series 2006-2	6.00%	3/25/2036	1,827,493
2,696,597	Series 2007-HY3(d)	3.36%	3/25/2037	2,535,439
	Wells Fargo Mortgage Backed Securities
2,699,742	Series 2006-9	6.00%	8/25/2036	2,695,588

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $142,084,118)				142,398,422

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT/AGENCY MORTGAGE BACKED SECURITIES - 16.42%(a)
	Federal Home Loan Mortgage Corporation
4,007,349	Series 3770	4.00%	12/15/2040	$4,201,716
2,915,571	Series 3806 (1 Month LIBOR USD + 6.45%)(e)(f)	4.67%	12/15/2037	96,260
8,388,378	Series 3966 (1 Month LIBOR USD + 5.90%)(e)(f)	4.12%	12/15/2041	1,039,855
4,429,914	Series 4605	3.00%	8/15/2046	3,905,493
4,648,464	Series 4657	3.00%	2/15/2047	4,164,285
4,135,351	Series 4686	4.00%	3/15/2047	4,365,689
	Federal National Mortgage Association
6,497,851	Series 2011-101 (1 Month LIBOR USD + 5.90%)(e)(f)	4.03%	10/25/2041	843,718
5,996,801	Series 2011-124 (1 Month LIBOR USD + 6.50%)(e)(f)	4.63%	12/25/2041	930,746
6,752,421	Series 2012-20 (1 Month LIBOR USD + 6.45%)(e)(f)	4.58%	3/25/2042	996,459
6,000,000	Series 2013-109(g)	0.00%	7/25/2043	3,786,834
2,797,288	Series 2014-38	3.00%	9/25/2043	2,510,901
4,005,484	Series 2016-75	3.00%	10/25/2046	3,676,046
	Government National Mortgage Association
4,340,525	Series 2017-17	3.50%	2/20/2047	4,226,449

TOTAL U.S. GOVERNMENT/AGENCY MORTGAGE BACKED SECURITIES
(Cost $36,047,123)				34,744,451

Shares/Description				Value
SHORT-TERM INVESTMENTS 11.36%(a)
Money Market Fund
24,036,753	Fidelity Institutional Government Portfolio
	(7 Day Yield 1.49%)			24,036,753

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,036,753)				24,036,753

TOTAL INVESTMENTS - 133.13%				281,684,844
(Cost $283,439,680)
LIABILITIES IN EXCESS OF OTHER ASSETS (33.13)%				(70,097,043)
NET ASSETS - 100.00%				$211,587,801

(a)	All or a portion of the security has been pledged as collateral in connection with an open credit agreement.
At March 31, 2018, the value of securities pledged amounted to $281,684,844, which represents approximately 133.13% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $38,285,997 which represents approximately 18.09% of net assets as of
March 31, 2018.
(c)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2018.
(d)	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.
(e)	Interest only security.
(f)	Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
Interest rate may also be subject to a cap or floor.
(g)	Denotes zero-coupon bonds.

Item 1. Schedule of Investments.

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed‑end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).  The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”).  The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among two principal strategies; under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy.  The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies.

Security Valuation:  The Fund’s assets and other financial instruments are generally valued at their market value using market quotations.  If a market quotation is unavailable, a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income:  The Fund follows industry practice and records security transactions on the trade date basis. The specific identification costs basis method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Other:  The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open.  The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes:  The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”).  In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements.  As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”.  If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.  In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

The Fund maintains a level distribution policy.  The Fund distributes to shareholders regular monthly cash distributions of its net investment income.  In addition, the Fund distributes its net realized capital gains, if any, at least annually.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.  Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.  Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

The Board of Directors (“Board") approved the adoption of a managed distribution plan in accordance with Section 19(b) exemptive order whereby the Fund makes monthly distributions to common shareholders set at a fixed monthly rate of $0.15 per common share

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability.  This includes assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or  Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fair values for long-term debt securities, including asset-backed obligations, non-agency collateralized mortgage obligations, and U.S. government/agency mortgage-backed securities are normally determined on the basis of the mean valuations provided by independent pricing services.  Vendors typically value such securities based on one or more inputs, including but not limited to benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities, and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data.  In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, and specific deal information.  Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors (“Board”) has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or Valuation Committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, Sub-Adviser’s, or the Valuation Committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser, Sub-Adviser or Valuation Committee is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Fund invests in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at March 31, 2018 involving the Fund’s assets and liabilities:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Asset Backed Obligations	$-	$15,926,011	$-	$15,926,011
Business Development Company Notes	11,894,979	5,140,058	-	17,035,037
Closed-End Funds	47,544,170	-	-	47,544,170
Non-Agency Collateralized Mortgage Obligations	-	142,398,422	-	142,398,422
U.S. Government/Agency Mortgage Backed Securities	-	34,744,451		34,744,451
			-
Short-Term Investments	24,036,753	-	-	24,036,753
Total	$83,475,902	$198,208,942	$-	$281,684,844

*     Refer to the Fund’s Schedule of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The Fund did not hold any Level 3 securities at the end of the reporting period. There were no transfers into and out of Levels 1, 2, and 3 during the current period presented.

4. FEDERAL INCOME TAXES

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable net income to their shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of March 31, 2018, net unrealized appreciation (depreciation) of investments based on federal tax costs was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$3,474,568	$5,229,404	$(1,754,836)	$283,439,680

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By (Signature and Title) /s/ Patrick W. Galley
 Patrick W. Galley, President

Date              5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Patrick W. Galley
  Patrick W. Galley, President

Date             5/30/2018

By (Signature and Title) /s/ Jonathan M. Mohrhardt
 Jonathan M. Mohrhardt, Chief Financial Officer

Date            5/30/2018